Exhibit 24

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Ron DeLyons
                                      Ron DeLyons

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Joel F. Gemunder
                                      Joel F. Gemunder

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Patrick P. Grace
                                      Patrick P. Grace

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Christopher J. Heaney
                                      Christopher J. Heaney

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Thomas C. Hutton
                                      Thomas C. Hutton

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                /s/ Andrea R. Lindell
                                Andrea R. Lindell

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                 /s/ Thomas P. Rice
                                 Thomas P. Rice

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                                      /s/ Donald E. Saunders
                                      Donald E. Saunders

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2022 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of May, 2022.

                             /s/ George J. Walsh III
                             George J. Walsh III